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                                                                   EXHIBIT 10.90



                          WHOLESALE SECURITY AGREEMENT

To: General Motors Acceptance Corporation (GMAC)

         In the course of our business, we acquire new and used cars, trucks and chassis ("Vehicles") from manufacturers or distributors. We desire you to finance the acquisition of such vehicles and to pay the manufacturers or distributors therefor.

         We agree upon demand to pay to GMAC the amount it advances or is obligated to advance to the manufacturer or distributor for each vehicle with interest at the rate per annum designated by GMAC from time to time and then in force under the GMAC Wholesale Plan.

         We also agree that to secure collectively the payment by us of the amounts of all advances and obligations to advance made by GMAC to the manufacturer, distributor or other sellers, and the interest due thereon, GMAC is hereby granted a security interest in the vehicles and the proceeds of sale thereof ("Collateral") as more fully described herein.

         The collateral subject to this Wholesale Security Agreement is new vehicles held for sale or lease and used vehicles acquired from manufacturers or distributors and held for sale or lease, and all vehicles of like kinds or types now owned or hereafter acquired from manufacturers, distributors or sellers by way of replacement, substitution, addition or otherwise, and all additions and accessions thereto and all proceeds of such vehicles, including insurance proceeds.

         Our possession of the vehicles shall be for the purpose of storing and exhibiting same for retail sale in the regular course of business. We shall keep the vehicles brand new and we shall not use them illegally, improperly or for hire, GMAC shall at all times have the right of access to and inspection of the vehicles and the right to examine our books and records pertaining to the vehicles.

         We agree to keep the vehicles free of all taxes, liens and encumbrances, and any sum of money that may be paid by GMAC in release or discharge thereof shall be paid to GMAC on demand as an additional part of the obligation secured hereunder. We shall not mortgage, pledge or loan the vehicles and shall not transfer or otherwise dispose of them except as next hereinafter more particularly provided. We shall execute in favor of GMAC any form of document which may be required for the amounts advanced to the manufacturer, distributor or seller, and shall execute such additional documents as GMAC may at any time request in order to confirm or perfect title or security in the vehicles. Execution by us of any instrument for the amount advanced shall be deemed evidence of our obligation and not payment therefor. We authorize GMAC or any of its officers or employees or agents to execute such documents in our behalf and to supply any omitted information and correct patent errors in any document executed by us.

         We understand that we may sell and lease the vehicles at retail in the ordinary course of business. We further agree that as each vehicle is sold, or leased, we will faithfully and promptly remit to you the amount you advanced or have become obligated to advance on our behalf to the manufacturer, distributor or seller, with interest at the designated rate per annum then in effect under the GMAC Wholesale Plan, The GMAC Wholesale Plan is hereby incorporated by reference.

         GMAC's security interest in the vehicles shall attach to the full extent provided or permitted by law to the proceeds in whatever form, of any retail sale or lease thereof by us until such proceeds are accounted for as aforesaid, and to the proceeds of any other disposition of said vehicles or any part thereof.

         In the event we default in payment under and according to this agreement, or in due performance or compliance with any of the terms and conditions hereof, or in the event of a proceeding in bankruptcy, insolvency or receivership instituted by or against us or our property, or in the event that GMAC deems itself insecure or said vehicles are in danger of misuse, loss, seizure or confiscation, GMAC may take immediate possession of said vehicles, without demand or further notice and without legal process; for the purpose and in furtherance thereof, we shall, if GMAC so requests, assemble said vehicles and make them available to GMAC at a reasonable convenient place designated by it, and GMAC shall have the right, and we hereby authorize and empower GMAC, to enter upon the premises wherever said vehicles may be and remove same. We shall pay all expenses and reimburse GMAC for expenditures, including reasonable attorney's fees and legal expenses, in connection with GMAC's exercise of any of its rights and remedies under this agreement.

         In the event of repossession of the vehicles by GMAC, then the rights and remedies applicable under the Uniform Commercial Code shall apply.

         Any provision hereof prohibited by law shall be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof,

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized representative this 12 Day of March 2002.

Witness and Attest:

/s/                                                   Major Chevrolet Inc.
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                                                         Dealer's Name

Accepted                                           By: /s/
                                                       -------------------------

GENERAL MOTORS ACCEPTANCE CORPORATION              Its:        President
                                                       -------------------------

                                                    43-40 Northern Blvd., Long
By: /s/ Asst. Secretary                             Island City, New York 11101
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              Its Authorized Agent                       Address of Dealer

  500 Enterprise Drive, Rocky Hill, CT 06067
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                   Address

GMAC 176
Ptd. in U.S.A. 50M 4-91